UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): January 23, 2006

                             INNOVATE ONCOLOGY, INC.
             (Exact name of registrant as specified in its charter)

                                    33-55254-28
                            (Commission File Number)

             Nevada                                   88-0438641
  (State or other jurisdiction          (IRS Employer Identification No.)
       of incorporation)


                 712 Fifth Avenue 19th Floor New York 10019-4108
               (Address of principal executive offices) (Zip Code)
                                  646 723 8944

            Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

      Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

(b) Effective January 17, 2006, Sanjay Kango retired from all of his executive positions with the Company.His retirement is not related to any disagreement with the Company.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  INNOVATE ONCOLOGY, INC.
                                      (Registrant)

Date:  January 23, 2006           /s/ Paul Hopper
                                  ---------------------------------------------
                                  Paul Hopper President
                                  (Officer duly authorized to sign this report)